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                                                                      EXHIBIT 10

                               PURCHASE AGREEMENT

         This PURCHASE AGREEMENT is made as of this _____ day of __________, _____, between BAY VIEW DEPOSIT CORPORATION, a Delaware corporation (the "Purchaser"), and BAY VIEW ACCEPTANCE CORPORATION, a Nevada corporation ("Seller" or "BVAC").

         WHEREAS, the Purchaser desires to purchase certain Receivables from the Seller and the Seller desires to sell such Receivables to the Purchaser; and BVAC shall service the Receivables on behalf of Purchaser and expects to service the Receivables on behalf of the Bay View _____ Owner Trust and to receive the benefits of acting as servicer in such capacities.

         NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

         As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

         "Agreement" means this Purchase Agreement and all amendments hereof and supplements hereto.

         "Assignment" means the document of assignment attached to this Agreement as Annex A.

         "Closing Date" means the date specified as such in the Trust and Servicing Agreement.

         "Cutoff Date" means the date specified as such in the Trust and Servicing Agreement.

         "Dealer" means the seller of a Financed Vehicle, who originated and assigned the related Receivable to BVAC under an existing agreement with BVAC or who arranged for a loan from BVAC to the purchaser of a Financed Vehicle under an existing agreement with BVAC.

         "Indenture" means the Indenture, dated as of __________________ between Bay View _______ Owner Trust, as Issuer, and ___________________, as Indenture Trustee, as the same may be amended from time to time in accordance with the terms thereof.

         "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind other than tax liens, mechanics' liens, and any liens which attach to the respective Receivable or related Financed Vehicle by operation of law.

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         "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Purchaser, which counsel shall be acceptable to the Trustee and the Insurer.

         "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

         "Precomputed Receivable" means any Receivable under which the portion of a payment allocable to earned interest (which may be referred to in the related contract as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the sum of periodic balances, the sum of monthly balances, the rule of 78's or any equivalent method.

         "Purchase Amount" of any Receivable, as of the close of business on the last day of any Collection Period, means the amount equal to the sum of the Principal Balance of such Receivable plus any unpaid interest accrued and due during or prior to such Collection Period on such Receivable.

         "Receivable" means any simple or precomputed interest installment sales contract or installment loan and security agreement which shall appear on Schedule A to this Agreement.

         "Receivable Files" means the following documents or instruments with respect to each Receivable:

                  (i)      The fully executed original of the Receivable.

                  (ii) The original credit application fully executed by the Obligor.

                  (iii) The original certificate of title (or the application for such) or such documents evidencing title to a Financed Vehicle as may be issued in the applicable jurisdiction.

                  (iv) Evidence of physical damage insurance coverage at the time of origination of the related Receivable.

                  (v) Any and all other documents that the Seller shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor, or a Financed Vehicle.

         "Servicer" means initially BVAC and thereafter any Person appointed as the successor Servicer as provided in Section 13.02 of the Trust and Servicing Agreement.

         "Trust" means the trust created by the Trust and Servicing Agreement.

         "Trust and Servicing Agreement" means the Trust and Servicing Agreement dated as of _____________, by and among the Purchaser, as Transferor and the Servicer, [______________], as Standby Servicer, [_____________], as Back-up
Servicer, [__________________], as Indenture Trustee and [______________], as
Owner Trustee, as the same may be amended, modified or supplemented from time to time.

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         "Trustee" means [_______________], a banking corporation organized under the laws of the State of New York and its successors or any corporation resulting from or surviving any merger or consolidation to which it or its successors may be a party or any successor trustee at the time serving as successor trustee hereunder.

         "UCC" means the Uniform Commercial Code as in effect in the respective jurisdiction.

         Capitalized terms used herein but not defined herein have the meanings assigned to them in the Trust and Servicing Agreement or the Indenture.

                                   ARTICLE II

                        PURCHASE AND SALE OF RECEIVABLES

         SECTION 2.01      PURCHASE AND SALE OF RECEIVABLES.

                  (a) Purchase and Sale of Receivables. Simultaneously with the transactions occurring on the Closing Date pursuant to the Trust and Servicing Agreement, the Seller shall sell, transfer, assign and otherwise convey to the Purchaser, without recourse (collectively, the "Transferred Property");

                  (i) all right, title, and interest of the Seller in and to the Receivables listed in Schedule A hereto;

                  (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables;

                  (iii) any Liquidation Proceeds and any proceeds from claims or refunds of premiums on any physical damage, lender's collateral protection, credit life, disability and hospitalization insurance policies covering Financed Vehicles or Obligors;

                  (iv) all property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been or may be acquired pursuant to the liquidation of the Receivable;

                  (v) the interest of the Seller in any proceeds from recourse to Dealers relating to the Receivables;

                  (vi)     all documents contained in the Receivable Files;

                  (vii) all monies paid thereon, and all monies due thereon, including Accrued Interest after the Cutoff Date (but excluding interest paid prior to the Closing Date), with respect to the Receivables held by the Servicer; and

                  (viii)   all proceeds of the foregoing.

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                  The Seller does not convey to the Purchaser any interest in any contracts with Dealers related to any "dealer reserve" or any rights to the recapture of any dealer reserve.

                  (b) Receivables Purchase Price. In consideration for the Receivables, the Purchaser shall on the Closing Date pay to the Seller the purchase price for such Receivables, equal to the Principal Balance of such Receivables at the Cutoff Date in the amount of $__________.

         SECTION 2.02      CLOSING THE PURCHASE AND SALE.

                  (a) The Closing. The closing of the sale of Receivables (the "Closing") shall take place at the offices of Patton Boggs LLP, 2001 Ross Avenue, Suite 3000, Dallas, Texas 75201, on the Closing Date, simultaneously with the closing under the Trust and Servicing Agreement and the Indenture.

                  (b)      Documents to be Delivered at the Closing.

                  (i) The Assignment. On or prior to the Closing, the Seller will execute and deliver the Assignment. The Assignment shall be in substantially the form of Annex A hereto.

                  (ii) Evidence of UCC Filing. The Seller shall record and file, at its own expense, one or more financing statements with respect to the Receivables in such manner and in such places as required by law fully to preserve, maintain and protect the interest of the Purchaser in the Receivables and other property conveyed to the Purchaser hereunder, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to the Purchaser on or prior to the Closing Date.

                  (iii) Schedule of Receivables. The Seller shall at its own expense, on or prior to the Closing Date, indicate in its computer files those Receivables that have been sold or otherwise conveyed to the Purchaser pursuant to this Agreement and deliver to the Purchaser (or to the Trustee on the Purchaser's behalf) a computer file, hard copy or microfiche list containing a true and complete list of all such Receivables.

                  (iv) The Seller shall deliver such other documents as the Purchaser, the Indenture Trustee or the Insurer may reasonably request.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.01      REPRESENTATIONS AND WARRANTIES REGARDING THE SELLER.

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                  (a)      The Seller hereby represents and warrants to the
         Purchaser as of the date hereof and as of the Closing Date;

                  (i) Organization and Good Standing. The Seller has been duly incorporated and is validly existing as a corporation and in good standing under the laws of the State of Nevada, and has full corporate power, authority and legal right to execute and deliver this Agreement and to perform the terms and provisions hereof.

                  (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business (including, without limitation, the purchase of motor vehicle retail installment sale contracts and motor vehicle retail installment loan and security agreements, the sale of the Receivables to the Purchaser hereunder, the servicing of the Receivables as required by the Trust and Servicing Agreement and its other obligations hereunder and under the Trust and Servicing Agreement) shall require such qualifications, licenses and/or approvals, other than where the failure to obtain such license, qualification or approval would not have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement and the Trust and Servicing Agreement or on any Receivables or the interest therein of the Purchaser, the Issuer, the Noteholders or the Insurer.

                  (iii) Power and Authority. The Seller has the corporate power and authority to execute and deliver this Agreement; the Seller has full corporate power and authority to sell and assign the property sold and assigned by it to the Purchaser hereunder and has duly authorized such sale and assignment by it to the Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

                  (iv) Accuracy of Information. All information heretofore furnished by the Seller in writing to the Purchaser for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified.

                  (v) No Proceedings. There are no proceedings or investigations pending, or, to the best knowledge of the Seller, threatened against the Seller before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking any determination or ruling that, in the reasonable judgment of the Seller, would have a material adverse effect on the performance by the Seller of its obligations under this Agreement.

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                  (vi)     Valid Sale; Binding Obligation. This Agreement
                           effects a valid sale, transfer and assignment of the Receivables and the other Transferred Property conveyed to the Purchaser pursuant to Section 2.01 hereof, enforceable against creditors of and purchasers from the Seller; and this Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

                  (vii) No Violation. The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not and will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the charter documents of the Seller, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it is bound or to which any of its properties are subject; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument; or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties, in each case other than any such Lien, conflict, breach, default or violation which would not have a material adverse effect on the interest of the Noteholders, the Purchaser, and Issuer or the Insurer, in any Receivable or on the ability of the Seller to perform its obligations under this Purchase Agreement or the Trust and Servicing Agreement.

                  (viii) Fraudulent Conveyance. The Seller is not selling the Receivables sold by it to the Purchaser with any intent to hinder, delay or defraud any of its creditors; the Seller will not be rendered insolvent as a result of such sale of the Receivables to the Purchaser.

                  (ix) Certificate, Statements and Reports. The officers certificates, statements, reports and other documents prepared by the Seller and furnished by the Seller to the Purchaser or the Insurer pursuant to this Agreement and in connection with the transactions contemplated hereby, when taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                  (x) Seller's Intention. The Receivables and the other Transferred Property will be transferred by the Seller, with the intention of removing them from the Seller's estate pursuant to Section 541 of the United States Bankruptcy Code, as the same may be amended from time to time.

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                  (xi)     Seller's Legal Name. The Seller's exact legal name
                           is, and for the preceding four months has been, Bay View Acceptance Corporation.

                  (xii) Seller's Jurisdiction of Organization. The Seller is, and for the preceding one year has been, organized exclusively under the laws of the State of Nevada.

                  (xiii) Seller's Chief Executive Office. The Seller's chief executive office is located in Covina, California.

                  (b) The Purchaser hereby represents and warrants to the Seller as of the date hereof and on the Closing Date, on which the Seller relies in selling the Receivables and the other Transferred Property, on which the Issuer relies in pledging the Receivables and the other Pledges Assets to the Indenture Trustee under the Indenture and on which the Insurer will rely in issuing the Policy:

                   (i) Organization and Good Standing. The Purchaser is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire and own the Receivables and the other Transferred Property and to convey the Receivables and the other Transferred Property to the Issuer pursuant to the Trust and Servicing Agreement, and to perform its other obligations under this Agreement and the Trust and Servicing Agreement.

                  (ii) Due Qualification. The Purchaser is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business (including, without limitation, the purchase of the Receivables from the Seller hereunder, the conveyance of the Receivables by the Purchaser pursuant to the Trust and Servicing Agreement, and the performance of its other obligations under this Agreement and the Trust and Servicing Agreement) shall require such qualifications, licenses and/or approvals, other than where the failure to obtain such qualification, license or approval would not have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement or the Trust and Servicing Agreement, on any Receivable or on the interest therein of the Issuer, the Noteholders or the Insurer.

                  (iii) Power and Authority. The Purchaser has the power and authority to execute and deliver this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by the Purchaser by all necessary corporation action.

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                  (iv)     Binding Obligation. This Agreement constitutes a
                           legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms; except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

                  (v) No Violation. The execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not conflict with, result in a breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the charter documents of the Purchaser, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Purchaser is a party or by which it is bound or to which any of its properties are subject; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any indenture, agreement, mortgage, deed of trust, or other instrument; nor violate any law, order, rule or regulation applicable to the Purchaser of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties.

                  (vi) No Proceedings. There are no proceedings or investigations pending, or to the Purchaser's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties: (A) asserting the invalidity of this Agreement, the Trust and Servicing Agreement, the Notes or the Certificate; (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or the Trust and Servicing Agreement; (C) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement, the Trust and Servicing Agreement or the Notes; or (D) relating to the Purchaser and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Notes.

                  (vii) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required to be obtained by the Purchaser for the issuance or sale of the Notes or the consummation of the other transactions contemplated by this Agreement or the Trust and Servicing Agreement, except such as have been duly made or obtained or where the failure to obtain such consent, approval, authorization, order or declaration, or to make such filing, would not have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement or the Trust and Servicing Agreement or on any Receivable or the interest therein of the Issuer, the Noteholders or the Insurer.

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                  (viii)   Valid Assignment. Each Receivable has been validly
                           assigned by the Purchaser to the Issuer on the Closing Date pursuant to the Trust and Servicing Agreement and no Receivable has been sold, transferred, assigned or pledged by the Purchaser to any Person other than the Issuer.

         SECTION 3.02 REPRESENTATIONS AND WARRANTIES REGARDING THE RECEIVABLES.The Seller makes the following representations and warranties as to the Receivables on which the Purchaser relies in purchasing the Receivables and the other Transferred Property and in conveying the Receivables and the other Trust Property to the Issuer under the Trust and Servicing Agreement, on which the Issuer relies in pledging the Pledged Assets to the Indenture Trustee under the Indenture and on which the Insurer will rely in issuing the Policy. Such representations and warranties speak as of the execution and delivery of the Agreement, but shall survive the sale, transfer, and assignment of the Receivables by the Seller to the Purchaser hereunder and by the Purchaser to the Issuer under the Trust and Servicing Agreement and the pledge of the Receivables to the Indenture Trustee under the Indenture.

                  (a) Characteristics of Receivables. Each Receivable (1) shall have been either (A) originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, shall have been purchased by BVAC from such Dealer and shall have been validly assigned by such Dealer to BVAC in accordance with its terms and, pursuant to this Agreement, by the Seller to the Purchaser or (B) shall have been originated in the United States of America by BVAC and is validly sold and assigned, and, pursuant to this Agreement, by the Seller to the Purchaser (2) shall have been fully and properly executed by the parties thereto, (3) shall have created or shall create a valid, subsisting, and enforceable first priority perfected security interest in favor of BVAC in the Financed Vehicle, which security interest shall be assignable and shall have been validly assigned by the Seller to the Purchaser, (4) shall contain customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security, (5) shall bear a fixed rate of interest, (6) provides for level monthly payments, (7) provides for, in the event that such Receivable is prepaid in full, a prepayment that fully pays the Principal Balance, and (8) was originated by a Dealer to an Obligor and was originated and sold by the Dealer to the Seller, without any fraud or misrepresentation on the part of such Dealer or on the part of the Obligor. Immediately after the sale, transfer and assignment of the Receivables to the Trust under the Trust and Servicing Agreement and the subsequent pledge by the Issuer to the Indenture Trustee under the Indenture, each Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of the Indenture Trustee as secured party, which security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle).

                  (b) Schedule of Receivables. The information set forth in Schedule A to the Agreement shall be true and correct in all material respects as of the closing of business on the Cutoff Date, and no selection procedures believed to be adverse to the Noteholders shall have been utilized in selecting the Receivables.

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                  (c)      Compliance with Law. Each Receivable and each sale of
         the related Financed Vehicle shall have complied at the time it was originated or made and at the execution of the Agreement shall comply in all material respects with all requirements of applicable federal, State, and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal
         Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other applicable consumer credit laws and equal credit opportunity and disclosure laws.

                  (d) Binding Obligation. Each Receivable shall represent the genuine, legal, valid, and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms.

                  (e) No Government Obligor. None of the Receivables shall be due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America, any State or any local government.

                  (f) Security Interest in Financed Vehicle. Immediately prior to the sale, assignment, and transfer thereof, each Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of BVAC as secured party or all necessary and appropriate actions with respect to such Receivable shall have been taken to perfect a first priority security interest in the Financed Vehicle in favor of BVAC as secured party.

                  (g) Receivables in Force. No Receivable shall have been satisfied, subordinated, or rescinded, nor shall any Financed Vehicle have been released from the lien granted by the related Receivable in whole or in part.

                  (h) No Waiver. No provision of a Receivable has been waived, altered, amended or modified in any respect since its origination, except by instruments or documents contained in the related Receivable File on the Closing Date. No Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  (i) No Defenses. No right of rescission, setoff, counterclaim, or defense shall have been asserted or threatened with respect to any Receivable.

                  (j) No Liens. No liens or claims shall have been filed, including liens for work, labor, or materials relating to a Financed Vehicle that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable.

                  (k) No Default. Except for payment defaults continuing for a period of not more than 30 days as of the Cutoff Date, no default, breach, violation, or event permitting acceleration under the terms of any Receivable shall have occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach,

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         violation, or event permitting acceleration under the terms of any
         Receivable shall have arisen; and neither the Purchaser nor the Seller shall have waived any of the foregoing.

                  (l) Insurance. Each Obligor has agreed to obtain physical damage insurance covering the Financed Vehicle.

                  (m) Title. It is the intention of the Seller that the transfer and assignment herein contemplated, taken as a whole, constitute a sale of the Receivables from the Seller to the Purchaser and that the beneficial interest in and title to the Receivables not be part of the receivership estate in the event of the appointment of a receiver for the Seller. No Receivable has been sold, transferred, assigned, or pledged by the Seller to any Person other than the Purchaser, except for pledges as shall have been duly and fully released. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all liens, and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to each Receivable, free and clear of all liens and rights of others and the transfer and assignment herein contemplated has been perfected under the UCC.

                  (n) Lawful Assignment. No Receivable shall have been originated in, or shall be subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Receivable under the Agreement would be unlawful, void, or voidable.

                  (o) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Purchaser a first priority perfected security interest in the Receivables shall have been made.

                  (p) One Original. There shall be only one original executed copy of each Receivable.

                  (q) Original Number of Scheduled Payments. Each Receivable shall have not less than _____ nor greater than _____ monthly payments scheduled at origination.

                  (r) Remaining Maturity of Receivables. Each Receivable shall have a remaining maturity of not more than _____ months.

                  (s) Minimum Note Rate. Each Receivable shall have a contract rate of interest (the "Note Rate") (exclusive of prepaid finance charges) equal to or greater than _____% and less than or equal to _____%.

                  (t) Scheduled Payments. Each Receivable shall be not more than 30 days overdue as of the Cutoff Date.

                  (u) Interest Method. Each Receivable shall provide for accrual of interest according to the simple interest method or shall be a Precomputed Receivable and shall provide for monthly payments of principal and interest that fully amortize the Amount Financed by maturity and for a finance charge or yield interest at its Note Rate. The Principal Balance of Precomputed Receivables (on an actuarial basis) as of the Cutoff Date represents _____% of the Original Pool Balance.

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                  (v)      Latest First Payment Date. No Receivable shall have
         had a first payment due after __________, ___.

                  (w) Location of Receivable Files. The Receivable Files shall be kept at one or more of the locations listed in Annex B hereto.

                  (x) Composition of Receivables. Each and every Receivable listed on Schedule A hereto shall arise from loans originated only on automobiles, light trucks, motorcycles, vans or van conversions, at least _____% of which (securing at least _____% of the Receivables by principal balance) are new vehicles.

                  (y) Marking Records. By the Closing Date, the Seller and BVAC will have caused the portions of the electronic ledger or similar computer records relating to the Receivables conveyed to the Purchaser hereunder to be clearly and unambiguously marked to show that such Receivables constitute property of the Purchaser and/or have been conveyed by Purchaser to the Trust and constitute part of the Trust in accordance with the terms of the Trust created under the Trust and Servicing Agreement.

                  (z) Precomputed Receivables. Each Precomputed Receivable shall provide for, in the event that such a Receivable is prepaid, a prepayment that fully pays the Principal Balance and includes accrued but unpaid interest in an amount calculated using an interest rate at least equal to its Note Rate.

         SECTION 3.03 REPURCHASE UPON BREACH. The Purchaser or BVAC, as the case may be, shall inform the other parties promptly, in writing, upon the discovery of any breach of the representations and warranties under Section
3.02. Unless the breach shall have been cured by the last day of the first full Collection Period, following the discovery, BVAC shall repurchase from the Purchaser any such Receivable if such Receivable or the interest therein of the Purchaser, the Issuer, the Noteholders, the Certificateholder or the Insurer is materially and adversely affected by any such breach or failure to perfect as of the last day of the first full Collection Period. In consideration of the purchase of the Receivable, BVAC shall remit the Purchase Amount to or for the account of the Purchaser. The sole remedy of the Purchaser shall be to require BVAC to repurchase Receivables pursuant to this Section 3.03; provided, however, that the Seller shall indemnify the Owner Trustee, the Issuer, the Indenture Trustee, the Insurer, the Backup Servicer, the Standby Servicer, the Servicer, the Noteholders, the Certificateholder and their respective officers, directors and employees against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them, as a result of third party claims arising out of the events or facts giving rise to such repurchase. BVAC hereby consents to the assignment by the Purchaser of its rights under this Agreement to the Trust in the Trust and Servicing Agreement and the subsequent pledge by the Trust to the Indenture Trustee under the Indenture. The provisions of this
Section 3.03 are intended to grant the Indenture Trustee a direct right against the Seller acting at the direction or with the consent of the Insurer or Noteholders, as applicable, to demand performance hereunder, and in connection therewith the Seller waives any requirement of prior demand against the Purchaser and waives any defaults it would have against the Purchaser with respect to such repurchase obligation. In addition to the foregoing, the Seller shall be under an obligation to promptly purchase from the Purchaser (in its

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capacity as Servicer under the Trust and Servicing Agreement) any Receivable required to be repurchased by the Purchaser pursuant to a breach of its obligations in the Trust and Servicing Agreement, including, without limitation, the Purchaser's repurchase obligations set forth therein. Moreover, BVAC hereby authorizes the Purchaser and its assignee on behalf of BVAC, to execute and deliver certificates of title for any Financed Vehicle securing a Receivable naming BVAC as secured party, and such other documents or certificates as may be necessary in connection therewith, in order to identify the Purchaser or its assignee, as appropriate, as the secured party with respect to such Financed Vehicle.

                                   ARTICLE IV

                         CONDITIONS PRECEDENT TO CLOSING

         The obligation of the Purchaser to purchase Receivables on the Closing Date is subject to the satisfaction of the following conditions:

                  (a) Representations and Warranties True. The representations and warranties of BVAC hereunder shall be true and correct on the Closing Date with the same effect as if then made.

                  (b) Documents, Other Obligations. BVAC have delivered the documents and performed all other obligations to be performed by it hereunder.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

         The Seller agrees with the Purchaser as follows:

         SECTION 5.01 CONFLICTS WITH TRUST AND SERVICING AGREEMENT. To the extent that any provision of Sections 5.02 and 5.03 of this Agreement conflicts with any provision of the Trust and Servicing Agreement, the Trust and Servicing Agreement shall govern.

         SECTION 5.02      PROTECTION OF RIGHT, TITLE AND INTEREST.

                  (a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Purchaser and/or the Noteholders, the Insurer, the Indenture Trustee and the Indenture Trustee under the Trust and Servicing Agreement in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Purchaser and/or the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                  (b) The Seller shall not change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above seriously misleading

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         within the meaning of 9-506 of the UCC, unless it shall have given the
         Purchaser at least 60 days' prior written notice thereof and no later than five days after the effective date thereof, files appropriate amendments to all previously filed financing statements or continuation statements.

                  (c) The Seller shall give the Purchaser, the Indenture Trustee and the Insurer at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement (in which case the Seller shall file or cause to be filed such amendment or continuation statement or new financing statement).

                  (d) The Seller shall cause its computer systems to be maintained so that, from and after the time of sale under this Agreement of the Receivables to be maintained such that the master computer records (including any back-up archives) that refer to a Receivable has been conveyed to the Purchaser, subsequently conveyed by the Purchaser to the Issuer and pledged by the Issuer to the Indenture Trustee. Indication of the Purchaser's, the Trust's and the Indenture Trustee's respective interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the Receivable shall have been paid in full or repurchased.

                  (e) If at any time the Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Seller shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been conveyed to the Purchaser, subsequently conveyed by the Purchaser to the Issuer and pledged by the Issuer to the Indenture Trustee.

                  (f) The Seller shall permit the Purchaser and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Seller's records regarding any Receivable.

                  (g) Upon request, the Seller shall furnish to the Purchaser, the Indenture Trustee and/or the Insurer, as applicable, within five Business Days, a list of all Receivables (by contract number and name of Obligor) repurchased under this Agreement by the Seller.

                  (h) The Seller shall from time to time, at its expense, promptly execute and deliver all further instruments and documents (including, without limitation, powers of attorney for the benefit of the Servicer) and take all further action that may be necessary or desirable to permit the Servicer to perform its obligations under the Trust and Servicing Agreement, including without limitation, the Servicer's obligation to preserve and maintain the perfected security interest of the Indenture Trustee in the Receivables and the Financed Vehicles.

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         SECTION 5.03      SECURITY INTERESTS. The Seller shall defend the
right, title and interest of the Purchaser in, to and under the Receivables, against all claims of third parties claiming through or under the Seller.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

         SECTION 6.01 OBLIGATIONS OF THE SELLER. The obligations of the Seller to the Purchaser under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

         SECTION 6.02 AMENDMENT. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the parties hereto.

         SECTION 6.03 TERMINATION. This Agreement shall terminate upon the termination of the Trust pursuant to the Trust and Servicing Agreement.

         SECTION 6.04 WAIVERS. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement or the Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

         SECTION 6.05 NOTICES. All communications and notices pursuant hereto to either party shall be in writing or by telegraph or telex and addressed or delivered to it at its address (or in case of telex, at its telex number at such address) shown below or at such other address as may be designated by it by notice to the other party and, if mailed or sent by telegraph or telex, shall be deemed given when mailed, communicated to the telegraph office or transmitted by telex. Such notice shall be sent to (a) in the case of the Seller, Bay View Acceptance Corporation, 818 Oak Park Road, Covina, California 91724, Attention: Michael Flashner (b) in the case of the Purchaser, Bay View Deposit Corporation, 1840 Gateway Drive, San Mateo, California 94404, Attention: Secretary, or at such other address as shall be designated by Purchaser in a written notice to Seller.

         SECTION 6.06 HEADINGS AND CROSS-REFERENCES. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such sections of this Agreement unless otherwise specified.

         SECTION 6.07 GOVERNING LAW. THIS AGREEMENT AND THE ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS (EXCEPT WITH RESPECT TO THE UCC).

         SECTION 6.08 NON-PETITION COVENANT. Seller shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or

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otherwise invoke or cause the Trust or the Purchaser to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Trust or the Purchaser under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Purchaser or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust or the Purchaser.

         SECTION 6.09 CONVEYANCE OF RECEIVABLES. BVAC acknowledges that the Purchaser intends, pursuant to the Trust and Servicing Agreement, to convey the Receivables and the other Transferred Property, together with its rights under this Agreement, to the Trust on the date hereof and that the Trust intends, pursuant to the Indenture, to pledge the Receivables and the other Transferred Property to the Indenture Trustee for the benefit of the Noteholders and the Insurer. BVAC acknowledges and consents to such conveyance and pledge and waives any further notice thereof and covenants and agrees that the representations and warranties of BVAC contained in this Agreement and the rights of the Purchaser hereunder are intended to benefit the Insurer, the Indenture Trustee, the Trust and the Noteholders. In furtherance of the foregoing, BVAC covenants and agrees to perform its duties and obligations hereunder, in accordance with the terms hereof for the benefit of the Insurer, the Indenture Trustee, the Trust and the Noteholders and that notwithstanding anything to the contrary in this Agreement, BVAC shall be directly liable to the Indenture Trustee and the Trust (notwithstanding any failure by the Servicer or the Purchaser to perform its duties and obligations hereunder or under the Trust and Servicing Agreement) and that the Indenture Trustee may enforce the duties and obligations of BVAC under this Agreement against BVAC for the benefit of the Insurer, the Trust and the Noteholders.

         SECTION 6.10 MATERIAL ADVERSE EFFECT. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Issuer or the Noteholders (or any similar or analogous determination), such determination shall be made without taking into account the funds available from claims under the Policy. Whenever a determination is to be made under this Agreement whether a breach of a representation, warranty or covenant has or could have a material adverse effect on a Receivable or the interest therein of the Issuer, the Noteholders or the Insurer (or any similar or analogous determination), such determination shall be made by the Insurer in its sole discretion so long as no Insurer Default shall have occurred and be continuing.

         SECTION 6.11 CONVEYANCE AS SALE OF RECEIVABLES NOT FINANCING. The parties hereto intend that the conveyance hereunder and under the Assignments be a sale of the Receivables and the other Transferred Property from the Seller to the Purchaser and not a financing secured by such assets; and the beneficial interest in and title to such Receivables and the other Transferred Property shall not be part of the Seller's respective estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that any conveyance hereunder or under any Assignment is for any reason not considered a sale, the parties intend that this Agreement or such Assignment constitute a security agreement under the UCC (as defined in the UCC as in effect in the State of New York) and applicable law, and the Seller hereby grants to the Purchaser a continuing first priority security interest in, to and under the Receivables and the other Transferred Property being delivered to the Purchaser on the Closing Date and other property conveyed hereunder and

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all proceeds of any of the foregoing for the purpose of securing payment and performance of the Notes and the Certificates and the repayment of amounts owed to the Purchaser from the Seller. For purposes of such grant (i) this Agreement shall constitute a security agreement under applicable law and (ii) possession by the Purchaser or its assigns, or their respective agents, of the Receivables and the other Transferred Property or other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "taking possession" by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable UCC.

         SECTION 6.12 THIRD PARTY BENEFICIARIES. The parties hereto hereby expressly agree that each of the Indenture Trustee for the benefit of the Noteholders and the Insurer, shall be third party beneficiaries with respect to this Agreement the Assignment; provided, however, that no third party other than the Indenture Trustee for the benefit of the Noteholders and the Insurer, is a third party beneficiary of this Agreement and the Assignment, and each such party may rely on the representations, warranties, covenants and agreements of the Seller herein and therein as if they were addressed to each of them. As a third party beneficiary to the provisions of this Agreement and the Assignment, the Insurer and its successors and assigns shall be entitled to rely upon and directly enforce the provisions of this Agreement and the Assignment so long as no Insurer Default shall have occurred and be continuing. Except as expressly stated otherwise herein or in the Trust and Servicing Agreement, any right of the Insurer to direct, appoint, consent to, approve of, or take any action under this Agreement, shall be a right exercised by the Insurer in its sole and absolute discretion. The Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Indenture Trustee.

         SECTION 6.13 EFFECT OF POLICY EXPIRATION DATE. Notwithstanding anything to the contrary set forth herein, all references to any right of the Insurer to direct, appoint, consent to, accept, approve of, take or omit to take any action under this Agreement, shall be inapplicable at all times after the expiration of the Policy, and (i) if such reference provides for another party or parties to take or omit to take such action following an Insurer Default, such party or parties shall also be entitled to take or omit to take such action following the expiration of the Policy and (ii) if such reference does not provide for another party or parties to take or omit to take such action following an Insurer Default, then the Indenture Trustee acting at the direction of the Majority Noteholders shall have the right to take or omit to take any such action following the expiration of the Policy. In addition, any other provision of this Agreement which is operative based in whole or in part on whether an Insurer Default has or has not occurred shall, at all times on or after the expiration of the Policy, be deemed to refer to whether or not the expiration of the Policy has occurred.

         SECTION 6.14 COUNTERPARTS. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                   BAY VIEW ACCEPTANCE CORPORATION,
                                   Seller

                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

                                   BAY VIEW DEPOSIT CORPORATION,
                                   Purchaser

                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

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                                                                         ANNEX A

                                   ASSIGNMENT

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency are hereby acknowledged, Bay View Acceptance Corporation, a Nevada corporation (the "Seller") does hereby sell, transfer, assign and otherwise convey to Bay View Deposit Corporation, a Delaware corporation (the "Purchaser"), without recourse:

                  (i) all right, title, and interest of the Seller in and to the Receivables listed in Schedule A hereto;

                  (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables;

                  (iii) any Liquidation Proceeds and any proceeds from claims or refunds of premiums on any physical damage, lender's collateral protection, credit life, disability and hospitalization insurance policies covering Financed Vehicles or Obligors;

                  (iv) all property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been or may be acquired pursuant to the liquidation of the Receivable;

                  (v) the interest of the Seller in any proceeds from recourse to Dealers relating to the Receivables;

                  (vi)     all documents contained in the Receivable Files;

                  (vii) all monies paid thereon, and all monies due thereon, including Accrued Interest after the Cutoff Date, (but excluding interest paid or due prior to the Closing Date) with respect to the Receivables held by the Servicer; and

                  (viii)   all proceeds of the foregoing.

         The Seller does not convey to the Purchaser any interest in any contracts with Dealers related to any "dealer reserve" or any rights to the recapture of any dealer reserve.

         Capitalized terms used but not defined in this Assignment have the meanings assigned to them in the Purchase Agreement dated as of _______________ between the Purchaser and the Seller.

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                                       A-1

         IN WITNESS WHEREOF, the undersigned has executed this Assignment as of the _____ day of _________, _____.

                                   BAY VIEW ACCEPTANCE CORPORATION

                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

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                                       A-2

                                                                      SCHEDULE A

                               LIST OF RECEIVABLES

         The Receivables consisting of motor vehicle retail installment sale contracts originated and booked on or before ____________, aggregating $__________ in remaining principal amount as of the Cutoff Date are listed on the attached pages.

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

                                                                         ANNEX B

                          LOCATION OF RECEIVABLES FILES

The Receivables will be held at the following Bay View Acceptance Corporation locations:

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                                       B-1